BROWNSVILLE NAVIGATION DISTRICT
                                                         CONTRACT NO. 2823 "H"
THE  STATE  OF  TEXAS        )(
COUNTY  OF  CAMERON          )(

                                LEASE AMENDMENT
                                ---------------

     WHERAS, by Lease Agreement, the BROWNSVILLE NAVIGATION DISTRICT OF CAMERON COUNTY, TEXAS, leased and let to PENN OCTANE CORPORATION, 14.76 acres of land in Cameron County, Texas; and
     WHEREAS, the said Lessee desires to increase the size and said leased premises; NOW THEREFORE,
     THIS CONTRACT between the BROWNSVILLE NAVIGATION DISTRICT OF CAMERON COUNTY, TEXAS, herein styled "District" and PENN OCTANE CORPORATION, a Texas corporation, hereinafter styled "Lessee"

                             W I T N E S S E T H:
                             --------------------

                                      1.
     The aforesaid lease is amended so as to be increase the leased premises by adding 16.40 acres which are described in Exhibit "A" attached hereto and made a part hereof for all purposes.
                                      2.
The annual rental shall be increased to Seventy Four Seven Hundred Eighty Four and 00/100 Dollars ($74,784.00) effective April 15, 1997, payable semi-annually installments of $37,392.00 on the 15th of April and October.
                                      3.
     All other terms and provisions of said lease are continued in force. IN TESTIMONY WHEREOF, said BROWNSVILLE NAVIGATION DISTRICT OF CAMERON
COUNTY, TEXAS, has caused these presents to be executed by its proper officers thereunto duly authorized, and PENN OCTANE CORPORATION, has executed these presents, this 7th day of May, 1997.

                                         BROWNSVILLE  NAVIGATION  DISTRICT  OF
                                         CAMERON  COUNTY,  TEXAS


ATTEST:                      By: /S/ MARIO VILLARREAL
                                 ---------------------------------------
                             Mario Villarreal, Sr., Chairman of the
                             Board of Navigation and Canal Commissioners
___________________________  of the Brownsville Navigation District of
Secretary                    Cameron County, Texas



                                LEASE AMENDMENT

                                    PAGE 1



                             PENN  OCTANE  CORPORATION



ATTEST:                      By: /S/ JEROME B. RICHTER
                                 ---------------------
                                 JEROME B. RICHTER


/S/ IAN T. BOTHWELL
-------------------
IAN T. BOTHWELL
Secretary





THE  STATE  OF  TEXAS        )(
COUNTY  OF  CAMERON          )(


     This instrument was acknowledged before me on the ______ day of ___________, 1997, by MARIO VILLARREAL, SR., in his capacity as Chairman of the Board of Navigation and Canal Commissioners of the Brownsville Navigation District of Cameron County, Texas.

               __________________________________________
               Notary  Public  in  and  for  the  State  of  Texas
               My  Commission  Expires:    _____________________




THE  STATE  OF  TEXAS        )(
COUNTY  OF  CAMERON          )(

     This instrument as acknowledged before me on the _____ day of _____________, 1997, by ________________________,
_________________________________  of  PENN  OCTANE  CORPORATION,  a _________
corporation,  in  behalf  of  said  corporation.


               __________________________________________
               Notary  Public  in  and  for  the  State  of  Texas
               My  Commission  Expires:    _____________________












                                LEASE AMENDMENT